UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           August 31, 2004
                                                 -------------------------------

                         TELETOUCH COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                       001-13436             75-2556090
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 (State or other jurisdiction         (Commission         (IRS Employer
      of incorporation)                  File           Identification No.)
                                        Number)


110 N. College, Suite 200, Tyler, Texas                   75702
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 (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code   (903) 535-7800
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On August 31, 2004, Teletouch Communications, Inc. ("TLL") issued a press release announcing financial information for its fourth fiscal quarter ended May 31, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit Number             Description of Exhibit
         --------------             ----------------------

         99.1                       Press release issued August 31, 2004

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Teletouch Communications, Inc.

Date:  August 31, 2004
                                By:  /s/ J. Kernan Crotty
                                     -------------------------------------------
                                     J. Kernan Crotty
                                     President and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit                    Description
-------                    -----------

99.1                       Press Release dated August 31, 2004